                                                                        EX 4.1

                        [ORNAMENTAL CERTIFICATE BORDER]


                            [ANNUITY & LIFE RE LOGO]

            NUMBER                                       SHARES


        COMMON SHARES                               CUSIP G03910 10 9
PAR VALUE OF SHARES U.S. $1.00 EACH       SEE REVERSE FOR CERTAIN ABBREVIATIONS


                      ANNUITY AND LIFE RE (HOLDINGS), LTD.
      INCORPORATED IN THE ISLANDS OF BERMUDA UNDER THE COMPANIES ACT 1981



     This is to certify that






     is the registered owner of



                         FULLY PAID AND NON-ASSESSABLE
     COMMON SHARES IN THE ABOVE-NAMED COMPANY SUBJECT TO THE MEMORANDUM OF
                  ASSOCIATION AND THE BYE-LAWS OF THE COMPANY,
                     TRANSFERABLE IN ACCORDANCE THEREWITH.
    This Certificate is not valid unless countersigned and registered by the
                         Transfer Agent and Registrar.
   Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:


[ANNUITY AND LIFE RE (HOLDINGS), LTD. SEAL, BERMUDA 1997]



          /s/ Lawrence S. Doyle                /s/ Charles G. Collis
            Lawrence S. Doyle,                   Charles G. Collis,
   President and Chief Executive Officer               Secretary


COUNTERSIGNED AND REGISTERED:
     FIRST CHICAGO TRUST COMPANY OF NEW YORK

                                                                TRANSFER AGENT
                                                                AND REGISTRAR

             BY


                                                          AUTHORIZED SIGNATURE
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     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT .... Custodian ......
TEN ENT - as tenants by the entireties                   (Cust)          (Minor)
JT TEN  - as joint tenants with right            under Uniform Gifts to Minors
          of survivorship and not as             Act ..........................
          tenants in common                                (State)


    Additional abbreviations may also be used though not in the above list.

  For Value Received, ________________________ hereby sells, assign and transfers unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF TRANSFEREE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ shares of the shares represented by the within Certificate, and does hereby constitute and appoint ___________________________________________________________________

_____________________________________________________________________, Attorney

to transfer the said shares registered on the register of members of the within named Company with full power of substitution in the premises.


Dated ____________________________


                                             __________________________________
                                             NOTICE: THE SIGNATURE TO THIS
                                             ASSIGNMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
                                             THE CERTIFICATE IN EVERY
                                             PARTICULAR, WITHOUT ALTERATION OR
                                             ENLARGEMENT, OR ANY CHANGE
                                             WHATSOEVER.

In the presence of:


__________________________________
        (Witness)





In the presence of:


__________________________________           __________________________________
        (Witness)                                        (Transferee)